UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________________________________________________________

Date of Report (Date of earliest event reported): July 24, 2017

Digital Power Corporation

(Exact Name of Registrant as Specified in Charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA	94538-3158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01        Entry into a Material Definitive Agreement

On July 24 2017, we entered into subscription agreements with six investors, and on July 25, 2017 we entered into securities purchase agreements (the “Securities Purchase Agreement”) with an institutional investor, under which we agreed to issue and sell in the aggregate 851,364 shares of common stock to the investors at $0.55 per share for an aggregate purchase price of $468,250. Of the aggregate purchase price of $468,250, $345,250 will be paid in cash and $123,000 will be in consideration for the cancellation of debt of the Company.

In a concurrent private placement, we agreed to sell to the institutional investor warrants to purchase an aggregate of 163,636 shares of the Company’s common stock, no par value per share (“Common Stock”), at an exercise price equal to $0.55 per share (“Warrant”) (the “Private Placement”).

We expect to receive aggregate net cash proceeds, after deducting estimated expenses related to the registered direct offering and the private placement, in the amount of approximately $335,250. We intend to use the net proceeds from this offering to pay off a convertible note in the aggregate of $125,000 and certain expenses related thereto. The remaining balance will be used for working capital. No cash proceeds will be received from the issuance of common stock in consideration for the cancellation of debt.

The closing of the registered direct offering and the private placement is expected to take place on July 27, 2017, subject to customary closing conditions.

The shares of common stock are being offered and sold to the public under our shelf registration statement on Form S-3 (File No. 333-215834) initially filed with the Securities and Exchange Commission (the “Commission”) declared effective on February 8, 2017 (the “Registration Statement”), and a prospectus supplement relating to the registered direct offering will be filed with the Commission.

The Securities Purchase Agreement contains customary representations, warranties and agreements by us and customary conditions to closing.

The Warrant will be exercisable beginning on the initial exercise date that is six months after the date of closing (the “Initial Exercise Date”) at an exercise price of $0.55 per share, subject to adjustment as provided therein. The Warrant will be exercisable for five years from the Initial Exercise Date, but not thereafter. Subject to limited exceptions, the holder of Warrant will not have the right to exercise any portion of its Warrant if the holder, together with its affiliates, would beneficially own over 4.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise (the “Warrants’ Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to us, the holder may increase the Warrants’ Beneficial Ownership Limitation, provided that in no event will the Warrants’ Beneficial Ownership Limitation exceed 9.99%.

The exercise price and number of the shares of our common stock issuable upon exercising the Warrant will be subject to adjustment if any stock dividends occurs and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Warrant.

The Warrant and Warrant Shares are being offered under an exemption from the registration requirement of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D. The Warrants and the shares of Common Stock issuable upon exercising the Warrants (“Warrant Shares”) may not be offered or sold in the United States absent an effective registration statement or exemption from the registration requirement of the Securities Act.

After the Initial Exercise Date, if no effective registration statement registering, or no current prospectus available for, reselling the shares of common stock underlying the Warrants, the holders may exercise the Warrant by means of a “cashless exercise.”

The foregoing descriptions of the Securities Purchase Agreement and the Warrant are qualified in their entirety by reference to the full text of the Form of Warrant and Form of Securities Purchase Agreement, which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 10.1 respectively, and incorporated herein by reference in their entirety.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents we file from time to time with the SEC. Any forward-looking statements speak only by the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The prospectus supplement relating to the offering has been filed with the Commission and is available on the Commission’s web site at http://www.sec.gov.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only with a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 3.02	Recent Sales of Unregistered Securities

See Item 1.01 above, which disclosures are incorporated herein by reference in relation to the Warrant and shares of common stock underlying the Warrant (“Warrant Shares”). The offer and sale of the Warrant and Warrant Shares will be completed under the exemption provided by Rule 506 of Regulation D of the Securities Act of 1933 and/or Section 4(a)(2) of the Securities Act. Each of the investors has represented that it is an accredited investor, as defined in Rule 501 of Regulation D, and that it is acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act.

Item 9.01	Financial Statements and Exhibits

Exhibit

No.	Description

4.1	Form of Warrant
5.1	Opinion of Weintraub Tobin Chediak Coleman Grodin Law Corporation
10.1	Form of Securities Purchase Agreement dated July 25, 2017
23.1	Consent of Weintraub Tobin Chediak Coleman Grodin (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

Date: July 25, 2017	By:	/s/ Amos Kohn

Amos Kohn,
Chief Executive Officer
(Duly Authorized Officer)